EX-10.1
                     AMENDMENT OF PROMISSORY NOTE

                    ASSIGNMENT OF OIL AND GAS LEASE

FOR THE VALUABLE CONSIDERATION, THE RECEIPT AND ADEQUACY OF WHICH IS HEREBY ACKNOWLEDGED, HAYSEED STEPHENS OIL, INC., 4201 I-20 SERVICE ROAD, WILLOW PARK, TEXAS 76087, HEREINAFTER CALLED ASSIGNOR, DOES HEREBY BARGAIN, SELL, CONVEY AND ASSIGN UNTO KIT KARSON CORPORATION, 4201 I-20 SERVICE ROAD, WILLOW PARK, TEXAS 76087, HEREINAFTER CALLED ASSIGNEE, CERTAIN RIGHTS AND INTEREST IN AND TO THE OIL AND GAS LEASES DESCRIBED ON THE ATTACHED EXHIBIT "A", AND THAT THE UNDERSIGNED, FOR THEMSELVES, THEIR HEIRS, SUCCESSORS AND ASSIGNS, THAT THE ASSIGNORS ARE LAWFUL OWNERS OF THE INTERESTS HEREIN ASSIGNED AND CONVEYED, AND THAT THE ASSIGNORS HAVE GOOD RIGHT AND AUTHORITY TO CONVEY THE SAME, AND THAT THE UNDERSIGNED WILL WARRANT AND DEFEND THE SAME AGAINST THE LAWFUL CLAIMS AND DEMANDS OF ALL PERSONS WHOEVER CLAIMING BY, THROUGH OR UNDER ASSIGNORS.

THIS ASSIGNMENT AND CONVEYANCE SHALL BE EFFECTIVE JANUARY 1, 1998.

IN WITNESS WHEREOF, THE UNDERSIGNED ASSIGNORS HAVE CAUSED THIS
INSTRUMENT TO BE EXECUTED THIS 2nd DAY OF FEBRUARY, 1998.


/s/  Hayseed Stephens
HAYSEED STEPHENS, PRESIDENT
HAYSEED STEPHENS OIL, INC.

STATE OF TEXAS

COUNTY OF PARKER

BEFORE ME, THE UNDERSIGNED AUTHORITY, ON THIS DAY PERSONALLY APPEARED HAYSEED STEPHENS KNOWN TO ME TO BE THE PERSON WHOSE NAME IS SUBSCRIBED TO THE FOREGOING INSTRUMENT, AND ACKNOWLEDGED TO ME THAT HE EXECUTED THE SAME FOR THE PURPOSES AND CONSIDERATION THEREIN EXPRESSED.

GIVEN UNDER MY HAND AND SEAL OF OFFICE ON THIS 2ND DAY OF
FEBRUARY, 1998.


NOTARY PUBLIC, STATE OF TEXAS

/s/  Debra A. Means
PRINTED NAME:  s/s Debra A. Means

COMMISSION EXPIRES:  1-6-2001

                                    EXHIBIT "A"

1.  25 PERCENT (.25)  OF THE WORKING INTEREST IN AND TO THE LIGHT
#1 GAS WELL, RRC #115731, API #42373820 AND 25% OF THE 75% OIL
AND GAS LEASE BETWEEN EUGENE DAVIS LIGHT AND VERNA P. LIGHT,
RECORDED IN VOLUME 1256, PAGE 1195, OF THE DEED RECORDS OF
PARKER COUNTY, TEXAS.

25 PERCENT (.25) OF THE WORKING INTEREST IN AND TO THE LIGHT #2 GAS WELL, RRC #116806, API 4236732870 OF THE OIL AND GAS LEASE BETWEEN EUGENE DAVIS LIGHT AND VERNA P. LIGHT, RECORDED IN VOLUME 1256, PAGE 1195, OF THE DEED RECORDS OF PARKER COUNTY, TEXAS.

2.  25 PERCENT (.25) OF THE WORKING INTEREST IN AND TO THE
WILLIAMS #1 GAS WELL, RRC #124117, API #423633023 AND 25
PERCENT OF THE 75 PERCENT OIL AND GAS LEASE BETWEEN NORMA
WILLIAMS, TED WILLIAMS AND CAROL WALDEN, RECORDED IN THE DEED
RECORDS OF PARKER COUNTY, TEXAS.  NORMA WILLIAMS IS RECORDED
IN VOLUME 1754, PAGE 50; TED WILLIAMS IS RECORDED IN VOLUME
1754, PAGE 54, AND CAROL WALDEN IS RECORDED IN VOLUME 1754, PAGE 58.

3. 25 PERCENT (.25) OF THE WORKING INTEREST IN AND TO THE DUNCAN OIL AND GAS LEASE, RRC #117226, API #4236732819 AND 25 PERCENT
OF THE 75 PERCENT OIL AND GAS LEASE BETWEEN DOVIE B. DUNCAN, RECORDED IN THE DEED RECORDS OF PARKER COUNTY, TEXAS, VOLUME 1264, PAGE 763.

4.  25 PERCENT (.25) OF THE WORKING INTEREST IN AND TO THE DOSS
OIL AND GAS LEASE RECORDED IN THE DEED RECORDS OF PARKER
COUNTY, TEXAS, VOLUME 1644, PAGE 1428.